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                                                                    EXHIBIT 23.2

                        CONSENT OF INDEPENDENT AUDITORS

The Board of Directors
The DII Group, Inc.:

     We consent to the use of our reports dated January 28, 1997, included and/or incorporated by reference herein and to the reference to our firm under the heading "Experts" in the prospectus.

/s/ KPMG LLP
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KPMG LLP

Denver, Colorado

September 2, 1999